Rule 497(e)
                                                               File Nos. 2-75503
                                                                   and 811-03364


                            Maxim Series Fund, Inc.

                        Supplement Dated January 4, 2005
                       To Prospectus Dated April 30, 2004


The second paragraph under the caption "Management of the Portfolio - Sub-Adviser - Templeton Investment Counsel, LLC" is replaced in its entirety as follows:


The Maxim Templeton(R) International Equity Portfolio is managed by a team of portfolio managers comprised of Peter A. Nori, Executive Vice President of TIC who is the lead portfolio manager. Guang Yang, Senior Vice President of TIC and Tina Hellmer, Vice President of TIC also are members of the portfolio management team for the Portfolio. Mr. Nori also is a member of the portfolio management team of the Franklin Templeton Variable Insurance Products Trust ("FTVIPT") Templeton Foreign Securities Fund (since 1999) and the equity portion of the FTVIPT Global Asset Allocation Fund (since 1996). He has been with Franklin Templeton since 1987. Mr. Yang is also the lead portfolio manager of the Templeton Global Opportunities Trust (since 2001) and joined TIC in 1995. Ms. Hellmer also is a member of the portfolio management team of the FTVIPT Templeton Foreign Securities Fund (since 2003) and has been with Franklin Templeton since 1997.


                       THIS SUPPLEMENT SHOULD BE RETAINED
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.